Exhibit 99.1

For Immediate Release	CONTACT:

Investors/Media:	Investors:	Media:
Blaine Davis	Jonathan Neely	Brian O’Donnell
(484)216-7158	(484) 216-6645	(484) 216-6726
+353-1-669-6635

Endo Health Solutions Inc. Final Results and Settlement of

Exchange Offers and Consent Solicitations Relating to its

7% Senior Notes due 2019, 7.00% Senior Notes due 2020 and 7 1⁄4% Senior Notes due 2022

DUBLIN, May 6, 2014– Endo International plc (NASDAQ: ENDP) (TSX: ENL) (“Endo” or the “Company”) announced today the final results and settlement of its wholly-owned subsidiary Endo Health Solutions Inc.’s (“EHSI”) previously announced offers to exchange any and all of the outstanding unsecured 7% Senior Notes due 2019 (the “2019 Existing EHSI Notes”), 7.00% Senior Notes due 2020 (the “2020 Existing EHSI Notes”) and 7 1⁄4% Senior Notes due 2022 issued by EHSI (the “2022 Existing EHSI Notes” and, together with the 2019 Existing EHSI Notes and the 2020 Existing EHSI Notes, the “Existing EHSI Notes”), for new unsecured 7.00% Senior Notes due 2019 (the “2019 New Endo Finance Notes”), 7.00% Senior Notes due 2020 (the “2020 New Endo Finance Notes”) and 7.25% Senior Notes due 2022 (the “2022 New Endo Finance Notes” and together with the 2019 New Endo Finance Notes and the 2020 New Endo Finance Notes, the “New Endo Finance Notes”), respectively, issued by Endo Finance LLC and Endo Finco Inc. and guaranteed by Endo Limited and certain of its direct and indirect subsidiaries, and the related solicitation of consents to amend the Existing EHSI Notes and the indentures governing the Existing EHSI Notes. Consents were solicited in respect of the indentures governing each series of the Existing EHSI Notes to approve proposed amendments that, among other things, (i) deleted in their entirety substantially all the restrictive covenants in each indenture, (ii) modified the covenants regarding mergers and consolidations, and (iii) eliminated certain events of default. Capitalized terms used but not defined herein shall have the meanings ascribed to them in EHSI’s Offer to Exchange dated March 27, 2014 (as amended from time to time, the “Offer to Exchange”).

As of the Expiration Date, 5:00 p.m. New York City time, on May 5, 2014, as reported by the exchange agent, EHSI had received tenders from holders of $482,019,000 in aggregate principal amount of the 2019 Existing EHSI Notes, representing approximately 96.40% of the total outstanding principal amount of the 2019 Existing EHSI Notes, tenders from holders of $392,963,000 in aggregate principal amount of the 2020 Existing EHSI Notes, representing approximately 98.24% of the total outstanding principal amount of the 2020 Existing EHSI Notes, and tenders from holders of $396,280,000 in aggregate principal amount of the 2022 Existing EHSI Notes, representing approximately 99.07% of the total outstanding principal amount of the 2022 Existing EHSI Notes. In addition, holders of approximately 95.58% of the total outstanding principal amount of the 2019 Existing EHSI Notes, approximately 98.24% of the total outstanding principal amount of the 2020 Existing EHSI Notes and approximately 99.07% of the total outstanding principal amount of the 2022 Existing EHSI Notes delivered consents in the consent solicitations on or prior to the Consent Date, 5:00 p.m. New York City time, on April 16, 2014, and did not revoke such consents on or prior to the Withdrawal Deadline, 5:00 p.m. New York City time, on May 5, 2014.

In accordance with the terms of the exchange offers, EHSI has accepted all of the Existing EHSI Notes that were validly tendered for exchange and not validly withdrawn. The final settlement took place today, May 6, 2014, and a total of $481,894,000 of 2019 New Endo Finance Notes was issued in exchange for such tendered 2019 Existing EHSI Notes, $392,963,000 of 2020 New Endo Finance Notes was issued in exchange for such tendered 2020 Existing EHSI Notes and $396,280,000 of 2022 New Endo Finance Notes was issued in exchange for such tendered 2022 Existing EHSI Notes. A total of $17,981,000 aggregate principal amount of 2019 Existing EHSI Notes, $7,037,000 aggregate principal amount of 2020 Existing EHSI Notes and $3,720,000 aggregate principal amount of 2022 Existing EHSI Notes remained outstanding after settlement of the exchange offers.

As previously announced, on April 17, 2014, EHSI entered into a supplemental indenture with respect to each series of the Existing EHSI Notes to effect the proposed amendments. Such proposed amendments became operative today, May 6, 2014, upon settlement of the exchange offers.

EHSI paid to each holder in cash, in respect of such holder’s Existing EHSI Notes as to which consents were validly delivered (and not validly revoked) prior to the Consent Date, a Consent Payment of $7.00 per $1,000 principal amount of 2019 Existing EHSI Notes, $7.00 per $1,000 principal amount of 2020 Existing EHSI Notes and $14.25 per $1,000 principal amount of 2022 Existing EHSI Notes. Such Consent Payment was in addition to the Total Consideration payable to a holder in respect of its Existing EHSI Notes tendered prior to the Consent Date and accepted for exchange. Holders who tendered their Existing EHSI Notes after the Consent Date but prior to the Expiration Date (and did not validly withdraw) received the Exchange Consideration in respect of their Existing EHSI Notes accepted for exchange.

The New Endo Finance Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. The New Endo Finance Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act or any applicable state securities laws.

This press release is issued pursuant to Rule 135c under the Securities Act and does not constitute an offer to purchase or exchange any securities or a solicitation of any offer to sell any securities. The exchange offers were made only pursuant to a confidential offering document and related consent and letter of transmittal and only to persons certifying, at such time, that they were (i) in the United States and “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act (that were also institutional “accredited investors” within the meaning of Rule 501 of Regulation D of the Securities Act), or (ii) not “U.S. persons” and were outside of the United States (and were not acting for the account or benefit of a U.S. person) within the meaning of Regulation S under the Securities Act.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with securities regulators in the United States and Canada including under the caption “Risk Factors” in Endo’s and EHSI’s Form 10-K, Form 10-Q and Form 8-K filings, as applicable, with the Securities and Exchange Commission and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in forward-looking statements contained in EHSI’s Annual Report on Form 10-K. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law.

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